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                                                                   EXHIBIT 10.13

                         CORPORATEFAMILY SERVICES, INC.
                       AMENDMENT TO REGISTRATION AGREEMENT

     Pursuant to Section 13 thereof, CorporateFamily Solutions, Inc. (the "Corporation"), holders of the Company's Common Stock, no par value per share, and holders of the Company's Series A Preferred Stock, no par value per share, who are parties to the Registration Agreement dated August 29, 1991, hereby agree to amend the Registration Agreement as follows:

     1. The definition of "Initial Public Offering" in Section 1 of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

          "Initial Public Offering" means an underwritten initial offering pursuant to an effective registration statement under the Securities Act resulting in a sale by the Corporation of Common Shares to the public at an aggregate offering price for the shares sold for the account of the Corporation of at least ten million dollars ($10,000,000).

     2. All other provisions of the Registration Agreement are hereby affirmed.

     3. This Amendment may be executed via facsimile and in counterparts, which when taken together shall constitute one agreement.


                                           SHAREHOLDER:

                                           /s/ Donald M. Johnston
                                           ------------------------------------
                                           Signature

                                           Donald M. Johnston
                                           ------------------------------------
                                           Name

                                           7/14/97
                                           ------------------------------------
                                           Date



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                             CENTRAL CONFEDERATE VENTURE FUND
                             LIMITED PARTNERSHIP

                             By:  MB Investment Management, Inc.
                                  Co-Investment Manager

                                  By: /s/ J. Donald McLemore
                                      ----------------------------------------
                                  Title:   Vice President
                                  By: /s/ Donald M. Johnston
                                      ----------------------------------------
                                  Title:   Vice President
                                  Date:    7/14/97


                             VALLEY VENTURE FUND

                             By:  Massey Burch Venture Group, L.P.
                                  General Partner

                                  By: /s/ J. Donald McLemore
                                      ----------------------------------------
                                  Title:   Vice President
                                  By: /s/ Donald M. Johnston
                                      ----------------------------------------
                                  Title:   Vice President
                                  Date:    7/14/97

                             FRONTENAC VENTURE V LIMITED
                             PARTNERSHIP

                             By:   Frontenac Company, its General Partner

                                   By: /s/ Rodney Goldstein
                                      ----------------------------------------
                                   Name: Rodney Goldstein, its General Partner
                                   Date:    July 15, 1997

                             TRINITY VENTURES II, L.P.

                             By:  Trinity TVL Partners, L.P., its General
                                  Partner

                                  By: /s/ Noel J. Fenton
                                      ----------------------------------------
                                  Name: Noel J. Fenton, its General Partner
                                  Date:    7/18/97


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                                  TRINITY VENTURES III, L.P.

                                  By:  Trinity TVL Partners, L.P., its General
                                       Partner

                                       By: /s/ Noel J. Fenton
                                           -------------------------------------
                                       Name: Noel J. Fenton, its General Partner
                                       Date:    7/18/97

                                  TRINITY SIDE-BY-SIDE FUND I, L.P.

                                  By:  Trinity TVL Partners, L.P., its General
                                       Partner

                                       By: /s/ Noel J. Fenton
                                           -------------------------------------
                                       Name: Noel J. Fenton, its General Partner
                                       Date:    7/18/97


                                       CORPORATION:

                                       CORPORATEFAMILY SOLUTIONS, INC.

                                       By: /s/ Michael E. Hogrefe
                                           -----------------------------------
                                       Name: Michael E. Hogrefe
                                             ---------------------------------
                                       Title: EVP and CFO
                                              --------------------------------
                                       Date: July 18, 1997
                                             ---------------------------------



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